Exhibit 4.2

C1234567890

104598

Number

ZQ 123456

shopify

INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

Shares

****0**********

THIS CERTIFIES THAT

SPECIMEN

CUSIP 82509L206

ISIN CA82509L2066

SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered holder of

*** ZERO ***

FULLY PAID AND NON-ASSESSABLE CLASS B MULTIPLE VOTING SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

SHOPIFY INC.

SAMPLE

transferable on the books of the Company only upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

Dated: [date]

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE INVESTOR SERVICES INC.
(TORONTO)
TRANSFER AGENT AND REGISTRAR

VOID

Chief Executive Officer and
Chairman of the Board

By ____________________
Authorized Officer

VOID

The shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON.

015B8A

SECURITY INSTRUCTIONS ON REVERSE — VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The class of shares represented by this certificate has rights, privileges, restrictions, or conditions attached thereto and the Company will furnish to the holder, on demand and without charge, a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED: ____________________ ____________________ ____________________

Signature of Shareholder Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

Conversion privilege

In accordance with and subject to the provisions of the articles of Shopify Inc., the Class B Multiple Voting Shares represented by this certificate may be converted into Class A Subordinate Voting Shares of Shopify Inc. on a share for share basis.

CONVERSION NOTICE

TO: Shopify Inc.

The undersigned registered holder of the Class B Multiple Voting Shares represented by this certificate irrevocably elects to convert such shares (or of such shares*) into Class A Subordinate Voting Shares of Shopify Inc.

*If less than the full number of Class B Multiple Voting Shares represented by this certificate are to be converted, indicate in the space provided the number of Class B Multiple Voting Shares to be converted.

Dated:

____________________ * ____________________

Witness Signature

____

(Name)

____

(Address)

____

(City and Province)

***NOTICE:** The signature to this conversion notice must correspond exactly with the name as written on the face of the certificate or be that of the registered holder's duly authorized attorney. To be delivered to Computershare Investor Services Inc., Toronto.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.



The IRS (Internal Revenue Service) requires cost basis reporting of securities acquired for U.S. residents after January 1, 2011. For more information, please visit www.irs.gov.

L'IRS (Internal Revenue Service) exige la déclaration du prix de base des titres acquis pour les résidents des États-Unis après le 1er janvier 2011. Pour plus d'informations, veuillez visiter le www.irs.gov.

015BCC